SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2001



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




                          Tennessee 0-25596 62-1282758
        -----------------------------------------------------------------
                    (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On Tuesday, July 3, 2001, the Company sent to notice to HFTP Investments L.L.C., the holder of the Warrant to Purchase Common Stock, Warrant
No.: 2001-001, issued June 30, 2000, for 1,000,000 shares, and to Leonardo, L.P., the holder the Warrant to Purchase Common Stock, Warrant No.: 2000-002, issued June 30, 2000 for 1,000,000 shares, that the exercise price for such warrants had been reset to $2.82 a share from $5.00 a share pursuant to Section to Section 2 of the Warrant Agreements.

         The Notice sent to the holders of these warrants is attached hereto as
Exhibit 99.1.

Item 7.  Exhibits

99.1     Notice to Warrant Holders


                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SHOP AT HOME, INC.
                                                     (Registrant)



                         By: /s/ George J. Phillips
                         -------------------------------
                         George J. Phillips
                         Executive Vice President, General Counsel & Secretary

Date: July 5, 2001

Exhibit 99.1

                            George J. Phillips
                            Executive Vice President
                            & General Counsel


                                  July 3, 2001

HFTP Investment, L.L.C.                     Leonardo, L.P.
C/o Promethean Asset Mgmt., L.L.C.          C/o Angelo, Gordon & Co., L.P.
750 Lexington Avenue, 22th Floor            245 Park Avenue - 26th Floor
New York, New York 10022                    New York, New York 10167
Attention:        David M. Kittay           Attention:        Ari Storch
                  John Floegel                                Adam Chill

         Re:      Shop At Home, Inc.

Gentlemen:

         Pursuant to Section 8(g)(i) of the Warrants the Company gives notice that the exercise price of the Warrant to Purchase Common Stock, Warrant No.:
2001-001, issued June 30, 2000, for 1,000,000 shares held by HFTP Investments L.L.C. and the Warrant to Purchase Common Stock, Warrant No.: 2000-002, issued June 30, 2000 for 1,000,000 shares held by Leonardo, L.P. was reset to $2.82 a share pursuant to Section 2(f) of the Warrants. This warrant exercise price is the arithmetic average of the Closing Bid Prices for the Company's common stock on the ten (10) trading days preceding the Reset Date, June 30, 2001, as provided by Bloomberg.

         Please advise if you have any questions.

                                                     Sincerely,

                                                     /s/

                                                     George J. Phillips

cc:      C. Michael Norton, Esq.

         Robert J. Brantman, Esq.
         Katten Muchin Zavis
         525 West Monroe Street
         Chicago, Illinois 60661-3693